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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 30, 2024
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 305,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Global Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On May 30, 2024, Contrail Aviation Support, LLC (“CAS”), a majority-owned subsidiary Air T, Inc. (the “Company”), entered into a Membership Interest Redemption and Earnout Agreement (the “Redemption Agreement”) with OCAS, Inc., a corporation owned by the Chief Executive Officer of CAS, Joe Kuhn (the “Seller”). Pursuant to the Redemption Agreement, CAS agreed to purchase and redeem from the Seller, 16% of its 21% interest in CAS, effective as of April 1, 2024. The purchase price for the redeemed interest is $4,570,000, plus an earnout amount. Interest accrues on the principal amount at an annual rate equal to the 10 year Treasury bond yield plus 375 basis points, compounded monthly. The rate adjusts on each anniversary date of the note. The cash purchase price is payable pursuant to a secured, subordinated promissory note, payable beginning on May 1, 2024 and monthly thereafter for a 12 month period of interest payments only with the outstanding balance amortized and paid over the following three (3) years. The payment obligation under the note may be deferred if CAS’ forecast indicates that any payment following the first 12 month period would cause a loan default or a loan default exists. Initially, the payment obligation would revert back to interest only, unless a default exists, in which case no payment would be required. If CAS is unable to make a payment for 12 months, then interest shall cease to accrue. The note is expressly subordinated to the payment in full of all indebtedness of CAS on or prior to the date of the note or thereafter created.

Under the Redemption Agreement, the Seller is also entitled to an annual earnout payment in each fiscal year through March 31, 2029 where CAS’s Adjusted EBITDA exceeds $7,000,000. The annual payment amount equals 9.14% of CAS’ Adjusted EBITDA (as defined in the Redemption Agreement) above $7,000,000 in Adjusted EBITDA. Pursuant to the Redemption Agreement, CAS is required to calculate earnout payments annually within 30 days following completion of the annual audits of the Company and CAS and payment of any amount due is required following satisfaction of a procedure to address any objections to the calculated amount. Similar to payments under the note, earnout payments are subordinated and subject to the payment in full of all then outstanding senior debt and no earnout payment may be made if such payment causes or would cause a loan default or if a loan default exists. In such case, any earnout payments would be deferred until CAS is no longer reasonably at risk of a loan default or has been authorized by the lender to resume payments. Any deferred earnout payment will accrue interest at a rate equal to the note rate.

The parties to the Redemption Agreement also indemnified and released each other for certain matters.

In connection with the Redemption Agreement, the parties agreed to certain technical amendments to the First Amended and Restated Operating Agreement of CAS and entered into a new Put and Call Agreement with respect to the remaining five percent (5%) interest in CAS held by the Seller. Pursuant to the new Put and Call Agreement, commencing April 1, 2026 and at any time thereafter, either CAS or the Seller has the option to elect by written notice to purchase or sell all of the remaining five percent (5%) interest in CAS held by the Seller. The purchase price for the five percent (5%) interest is equal to five percent (5%) of the CAS Equity Value, which is defined as an amount equal to nine times (9x) the average Adjusted EBITDA of CAS’ for the three (3) most recent completed fiscal years at the time an option notice is delivered, plus cash and cash -like items and minus debt and debt-like items. The purchase price for the five percent (5%) interest is to be paid in equal quarterly installments over a three (3) year period, together with interest at the then current ten year (10)-year Treasury bond yield plus 250 basis points, adjusted annually. Payment shall be evidenced by a Secured Subordinated Promissory Note with subordination and payment deferral provisions similar to the note provisions described above.

The foregoing description of the Redemption Agreement, the Secured Subordinated Promissory Note, the Subordinated Security Agreement, the Second Amendment to First Amended and Restated Operating Agreement and the Put and Call Option Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such documents a copy of which are attached hereto as Exhibit 10.1, 10.2, 10.3, 10.4, and 10.5, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Form of Membership Interest Redemption and Earnout Agreement by and between Contrail Aviation Support, LLC and OCAS, Inc. executed May 30, 2024, without schedules.
10.2	Form of Secured Subordinated Promissory Note between Contrail Aviation Support, LLC and OCAS, Inc., executed May 30, 2024.
10.3	Form of Subordinated Security Agreement between Contrail Aviation Support, LLC and OCAS, Inc. executed May 30, 2024.
10.4	Form of Second Amendment to First Amended and Restated Operating Agreement of Contrail Aviation Support, LLC executed May 30, 2024.
10.5	Form of Put and Call Option Agreement by and between Contrail Aviation Support, LLC, OCAS, Inc. and Air T, Inc. executed May 30, 2024, without schedules.
10.6	Exhibit A to Put Option Agreement (Secured Subordinated Promissory Note)
10.7	Exhibit B to Put Option Agreement (Secured Subordinated Security Agreement)
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2024

AIR T, INC.

By: /s/ Brian Ochocki
Brian Ochocki, Chief Financial Officer